UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 29, 2009
(Date of earliest event reported: June24, 2009)

FortuNet, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 796-9090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 –Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of Previous Independent Registered Public Accounting Firm

On June 23, 2009, FortuNet, Inc. (the “Company”) dismissed Schechter Dokken Kanter Andrews & Selcer Ltd. (“SDK”) as its independent registered public accounting firm. Prior to its dismissal, SDK performed the audit of the Company’s financial statements for each of the past two fiscal years ended December 31, 2008 and 2007.

The decision to change certifying accountants was approved by the Audit Committee of the Company’s Board of Directors.

SDK’s reports on the Company’s financial statements for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years, and the subsequent interim period through June 23, 2009 (the date of dismissal of SDK), there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with SDK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to SDK’s satisfaction, would have caused it to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant year; and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosure to SDK and requested that SDK furnish a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the statements made above.  A copy of such letter, dated June 23, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm

On June 25, 2009, the Company engaged BDO Seidman, LLP (“BDO Seidman”) as the Company’s new independent registered public firm.

During the Company’s two most recent fiscal years, and the subsequent interim period through June 25, 2009 (the date of engagement of BDO Seidman), neither the Company, nor anyone acting on its behalf, consulted with BDO Seidman regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Schechter Dokken Kanter Andrews & Selcer Ltd. to the Securities and Exchange Commission dated June 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FortuNet, Inc.

By:           /s/ Yuri Itkis
Yuri Itkis
Chief Executive Officer

Date:  June 29 2009